Exhibit 1(r)

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

CERTIFICATE OF CORRECTION

Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:	The title of the document being corrected is the Articles Supplementary (the “Articles Supplementary”).
SECOND:	Merrill Lynch Variable Series Funds, Inc. is the only party to the Articles Supplementary.
THIRD:	The Articles Supplementary were received and approved for record by the State Department of Assessments and Taxation of the State of Maryland on April 16, 1998.
FOURTH:

Article FIRST of the Articles Supplementary previously read as follows:  The Corporation is registered as an open-ended company under the Investment Company Act of 1940 with the authority to leave capital stock as follows:

Funds	Number of Authorized Shares
Merrill Lynch American Balanced Fund Common Stock — Class A	100.000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class A	100.000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class A	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class A	100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class A	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class A	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class A	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class A	500,000,000
Merrill Lynch American Balanced Fund Common Stock — Class B	100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class B	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class B	100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class B	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class B	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class B	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class B	500,000,000
FIFTH:

Article FIFTH of the Articles Supplementary previously read as follows:  After this increase in the number of authorized shares of capital stock of the Corporation and classification of the shares, the Corporation will have authority to issue capital stock as follows:

Funds	Number of Authorized Shares
Merrill Lynch American Balanced Fund Common Stock — Class A	100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class A	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class A	100,000,000
Merrill Lynch Global Bond. Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class A	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class A	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class A	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class A	500,000,000
Merrill Lynch American Balanced Fund Common Stock — Class B	100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class B	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class B	100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class B	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class B	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class B	100.000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class B	500.000,000
SIXTH:

Article FIRST of the Articles Supplementary is hereby corrected to read as follows:  The Corporation is registered as an open-ended company after the Investment Company Act of 1940 with the authority to issue capital stock as follows:

Funds	Number of Authorized Shares
Merrill Lynch American Balanced Fund Common Stock — Class A	100.000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class A	100.000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class A	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class A	100,000,000
Merrill Lynch Global Bond. Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class A	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Government Bond Fund common Stock — Class A	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class A	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class A	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class A	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock —’Class A	500,000,000
Merrill Lynch American Balanced Fund Common Stock — Class B	100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock —Class B	1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock — Class B	100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class B	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class B	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class B	100.000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class B	500.000,000
Merrill Lynch Special Value Focus Fund Common Stock — Class B	100.000,000

SEVENTH:

Article FIFTH of the Articles Supplementary is hereby corrected to read as follows:  After the increase in the number of authorized shares of capital stock of the Corporation and classification of the shares, the corporation will have authority to issue capital stock as follows:

Funds	Number of Authorized Shares
Merrill Lynch American Balanced Fund Common Stock — Class A	100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Basic Capital Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class A	1,300,000,000
Merrill Lynch Global Bond Focus Fund Common Stock — Class A	200,000,000

Merrill Lynch Global Growth Focus Fund Common Stock — Class A Merrill Lynch Global Strategy Focus Fund Common Stock — Class A	200,000,000
200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class A	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class A	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class A	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class A	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class A	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class A	500,000,000
Merrill Lynch American Balanced Fund Common Stock — Class B	100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock — Class B	1,300,000,000
Merrill Lynch Global Bond Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock — Class B	200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Government Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch High Current Income Fund Common Stock — Class B	100,000,000
Merrill Lynch Index 500 Fund Common Stock — Class B	100,000,000
Merrill Lynch International Equity Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock — Class B	100,000,000
Merrill Lynch Prime Bond Fund Common Stock — Class B	100,000,000
Merrill Lynch Quality Equity Fund Common Stock — Class B	100,000,000
Merrill Lynch Reserve Assets Fund Common Stock — Class B	500,000,000
Merrill Lynch Special Value Focus Fund Common Stock — Class B	100.000,000

IN WITHESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these present to be signed in its name and on its behalf by its President and witnessed by its Secretary on April 23, 1998.

WITNESS	MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
/s/ Jennifer Sawin	/s/ Arthur Zeikel
Name: Jenifer Sawin Title: Secretary	Name: Arthur Zeikel Title: President

THE UNDERSIGNED. President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part. hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

/s/ Arthur Zeikel
President